EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Show Me Ethanol, LLC. (the “Company”) for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Secretary, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: September 28, 2007

By:	/s/Mike Nordwald
Name: Mike Nordwald
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description	Reference
3.1	Articles of Organization. **

3.2	Operating Agreement. **

4.1	Form of Class A membership certificate. **

10.1	Services Agreement between Ray-Carroll County Grain Growers, Inc. and the Company dated November 29, 2006. **

10.2	Grain Supply Agreement between Ray-Carroll County Grain Growers, Inc. and the Company, dated March 1, 2006. **

10.3	Construction and Term Loan Agreement between the Company, FCS Financial, PCA, as administrative agent, and certain banks, dated March 7, 2007. **

10.4	Agreement between ICM, Inc. and the Company dated July 14, 2006. ** †

10.5	Ethanol Marketing Agreement by and between the Company and Eco-Energy, Inc., dated May 4, 2007. **

10.6	Agreement of Right of First Purchase and Right of First Refusal by and between the Company and Ray-Carroll County Grain Growers, Inc., dated April 30, 2007. *

31.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. *

31.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. *

32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

32.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

*	Filed herewith.
**	Incorporated by reference from Form 10-SB filed August 6, 2007.
†	Confidential treatment has been requested for portions of this agreement. An unredacted copy of the Agreement has been provided to the SEC.